UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2019

Hospitality Investors Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Park Avenue Tower, 65 East 55th Street, Suite 801
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (571) 529-6390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events

Suspension of Share Repurchase Program

On February 28, 2019, Hospitality Investors Trust, Inc. (the “Company”) announced that its Board of Directors (the “Board”) had suspended the Company’s Share Repurchase Program (the “SRP”). This suspension became effective immediately upon the filing of this Current Report on Form 8-K and will remain in effect unless and until the Board takes further action to reactivate the SRP. There can be no assurance the SRP will be reactivated on its current terms, different terms or at all.

No repurchase requests made by any holder of the Company’s common stock to have shares of the Company’s common stock repurchased pursuant to the SRP following the effectiveness of the suspension will be valid. However, repurchase requests subject to a Roll-Over Election (as defined in the SRP) that were made after January 1, 2019 and prior to the effectiveness of the suspension may remain valid if and when the SRP is reactivated. For pending repurchase requests that are subject to a Roll-Over Election, the repurchase request will be retained by the Company and deemed to have been submitted, equivalently with any other repurchase request, for repurchase on the next succeeding Repurchase Date (as defined in the SRP) when the SRP is active (if the SRP is ever reactivated). All pending repurchase requests not subject to a Roll-Over Election will be deemed cancelled and must be re-submitted as a new repurchase request for the subject shares to be repurchased pursuant to the SRP if it is ever reactivated.

A pending repurchase request subject to a Roll-Over Election may also be withdrawn at any time prior to the reactivation of the SRP (if the SRP is ever reactivated) by notifying the SRP administrator, Computershare, directly or through a financial intermediary, on the Company’s toll-free, automated telephone line, (866) 638-5572. Notwithstanding the suspension of the SRP, this line will remain open on each business day between the hours of 8:30 a.m. and 6:00 p.m. (Eastern time). The Company urges stockholders with repurchase requests pending at the time of the suspension of the SRP who are unsure whether their repurchase request is subject to a Roll-Over Election to call this number or contact their tax advisor, financial advisor and/or custodian to confirm the status of their repurchase request. The Company also urges stockholders with any other questions about the SRP to call this number or to contact their tax advisor, financial advisor and/or custodian.

The full terms of the SRP can be found in the website maintained by the SEC, www.sec.gov, and the “Investor Relations — Share Repurchase Program” section of the Company’s website, www.hitreit.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2019	HOSPITALITY INVESTORS TRUST, INC.

	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman Chief Executive Officer and President